Exhibit 10.2

AMENDMENT NO. 2
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”) to the Investment Management Trust Agreement is made as of October 26, 2020 by and between Alberton Acquisition Corporation, a British Virgin Islands Company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into the Investment Management Trust Agreement (“Trust Agreement”) effective as of October 23, 2018 and amended on May 5, 2020;

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a special meeting of stockholders of the Company (the “Special Meeting”) held on October 26, 2020, holders of at least 65% of the Company’s outstanding shares approved a proposal to amend (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (as may amended from time to time, the “M&A”) to extend the date by which the Company shall be required to effect a Business Combination from October 26, 2020 to April 26, 2021 or such earlier date determined by the Board (the “Extended Date”); and

WHEREAS, on the date hereof, the Company has filed the Extension Amendment with the Registrar of Corporate Affairs in the British Virgin Islands.

NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i)	Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Chief Financial Officer and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Chardan, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 30-month anniversary of the closing (the “Closing”) of the IPO (the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.

2.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

3.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

4.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINETNAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:	/s/ Francis Wolf
Name:	Francis Wolf
Title:	Vice President

ALBERTON ACQUISITION CORPORATION

By:	/s/ Guan Wang
Name:	Guan Wang
Title:	Chief Executive Officer and Chairman

[Signature Page to Amendment No. 2 to the Investment Management Trust Agreement]